                                                                   EXHIBIT 32(A)

           CERTIFICATION BY THE CHIEF EXECUTIVE OFFICER RELATING TO A
                PERIODIC REPORT CONTAINING FINANCIAL STATEMENTS

     I, William R. Johnson, Chairman, President and Chief Executive Officer, of
H. J. Heinz Company, a Pennsylvania corporation (the "Company"), hereby certify that, to my knowledge:

     1. The Company's periodic report on Form 10-Q for the period ended October 27, 2004 (the "Form 10-Q") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 29, 2004

                                                  /s/ WILLIAM R. JOHNSON
                                      ..........................................

                                                 Name: William R. Johnson
                                              Title: Chairman, President and
                                                 Chief Executive Officer